             Second Amendment to the Amended and Restated Separation
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          and Retirement Agreement and Waiver and Release of Liability
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     Cinergy Corp. and Larry E. Thomas (the "Parties")  entered into the Amended and  Restated  Separation  and  Retirement  Agreement  and Waiver and Release of
Liability dated February 15, 2002 (the "Separation Agreement").  The Parties now
desire to amend the Separation Agreement through the adoption of this Amendment, which is effective as of February 15, 2002, with the mutual exchange of promises as  consideration.  Capitalized  words and terms used  throughout this Amendment that are not defined elsewhere in this Amendment shall have the meaning given to them in the Separation Agreement.

1.   Section  2k of the  Separation  Agreement  is hereby  amended by adding the following at the end thereof:

     "The  amount of the  benefit  provided  to the  Executive  pursuant to this
     Section 2k shall not be actuarially reduced for early commencement.

     Special   Payment   Election   Effective   Upon  a   Change   in   Control.
     Notwithstanding  the  foregoing,  the Executive may make a special  payment election with respect to his supplemental  retirement benefit in accordance with the following provisions:

     (A)  The Executive may elect,  on a form provided by Cinergy,  to receive a single  lump sum cash  payment  in an  amount  equal to the  Actuarial
          Equivalent (as defined below) of his supplemental  retirement  benefit
          (or the Actuarial  Equivalent of the remaining  payments to be made in connection with his supplemental  retirement benefit in the event that payment of his supplemental  retirement benefit has already commenced)
          payable no later than 30 days after the later of the  occurrence  of a
          Change in Control or the date of his termination of employment.

     (B)  Such special  payment  election  shall become  operative only upon the occurrence  of a  Change  in  Control  and  only  if  the  Executive's termination of employment occurs either (1) prior to the occurrence of a Change in Control or (2) during the 24-month period  commencing upon the occurrence of a Change in Control.  Once  operative,  such special payment election shall override any other payment election made by the
          Executive with respect to his supplemental retirement benefit.

     (C)  In order to be effective, a special payment election (or withdrawal of that  election)  must be made  either  prior  to the  occurrence  of a
          Potential  Change in Control or,  with the consent of Cinergy,  during the 30-day period commencing upon the occurrence of a Potential Change in Control. In the event that a Potential Change in Control occurs and subsequently  ceases to exist,  other  than as a result of a Change in
          Control,  such Potential  Change in Control shall be  disregarded  for purposes of this Section.

     (D)  In the event that the Executive makes a special  payment  election and pursuant to that election he becomes entitled to receive a single lump sum  cash  payment  pursuant  to this  Section  payable  prior  to the commencement of his supplemental retirement benefit in another form of payment,  the  Actuarial  Equivalent  of his  supplemental  retirement benefit shall be calculated based on the following assumptions:

          (I)  The  form  of  payment  for  each of the  Executive's  retirement benefits under the Pension Plan, the Cinergy Corp. Excess Pension
               Plan and the Executive's supplemental retirement benefit shall be a single life annuity;

          (II) The  commencement  date  for each of the  Executive's  retirement benefits under the Pension Plan, the Cinergy Corp. Excess Pension
               Plan and the Executive's supplemental retirement benefit shall be the  first  day of the  calendar  month  coincident  with or next following his termination of employment;

          (III)The term  "Actuarial  Equivalent"  has the meaning  given to that term in the Pension Plan with respect to lump sum payments; and

          (IV) The amount of the  Executive's  supplemental  retirement  benefit shall not be actuarially reduced for early commencement.

     (E)  In the event that the Executive makes a special  payment  election and pursuant to that  election he is entitled to receive a single lump sum cash  payment  payable  after  the  commencement  of his  supplemental retirement  benefit  in  another  form of  payment,  his lump sum cash payment  shall be equal to the Actuarial  Equivalent  (as that term is used in the Pension  Plan with  respect to lump sum  payments)  of the remaining  payments  to be made in  connection  with his  supplemental retirement benefit.

     (F)  For purposes of Section 2k, the calculation of the Executive's Highest
          Average Earnings shall take into account the amount of any Nonelective
          Employer  Contributions  made on  behalf  of the  Executive  under the
          Cinergy Corp. 401(k) Excess Plan."

2.   Section  22 of the  Separation  Agreement  is hereby  amended by adding the following at the end thereof:

     "l.  Change in Control. A "Change in Control" of the Company will be deemed to have occurred if any of the following events occur:

          (i)  Any Person is or becomes the beneficial owner (as defined in Rule
               13d-3  under the  Securities  Exchange  Act of 1934,  as  amended
               ("1934  Act")),  directly or  indirectly,  of  securities  of the
               Company (not  including in the securities  beneficially  owned by such Person any securities  acquired directly from the Company or its  affiliates)  representing  more than twenty percent (20%) of the  combined  voting  power of the  Company's  then  outstanding securities,  excluding  any Person who becomes  such a beneficial owner in connection with a transaction described in Clause (1) of
               Paragraph (ii) below; or

          (ii) There is consummated a merger or  consolidation of the Company or any direct or indirect  subsidiary  of the Company with any other corporation, partnership or other entity, other than (1) a merger or  consolidation  that would result in the voting  securities of the  Company  outstanding  immediately  prior to that  merger  or
               consolidation   continuing  to  represent  (either  by  remaining
               outstanding or by being  converted into voting  securities of the surviving  entity or its parent) at least sixty  percent (60%) of the combined voting power of the securities of the Company or the surviving entity or its parent outstanding  immediately after the merger  or  consolidation,  or  (2)  a  merger  or  consolidation effected  to  implement  a  recapitalization  of the  Company (or similar  transaction)  in  which  no  Person  is or  becomes  the beneficial  owner,  directly or indirectly,  of securities of the
               Company (not  including in the securities  beneficially  owned by such a Person any securities  acquired  directly from the Company or its affiliates  other than in connection  with the acquisition by the  Company or its  affiliates  of a  business)  representing twenty percent (20%) or more of the combined  voting power of the
               Company's then outstanding securities; or

          (iii)During any period of two (2) consecutive  years,  individuals who at the beginning of that period constitute the Board of Directors of the Company and any new director  (other than a director whose initial  assumption of office is in connection  with an actual or threatened  election  contest,  including  but not  limited  to a consent  solicitation,  relating to the  election of directors of the  Company)  whose  appointment  or election  by the  Company's stockholders  was approved or  recommended  by a vote of at least two-thirds (2/3) of the directors then still in office who either
               were   directors  at  the  beginning  of  that  period  or  whose appointment,  election, or nomination for election was previously so approved or  recommended  cease for any reason to constitute a majority of the Board of Directors of the Company; or

          (iv) The  stockholders  of the  Company  approve  a plan  of  complete liquidation or dissolution of the Company or there is consummated a sale or disposition by the Company of all or substantially  all of the Company's assets,  other than a sale or disposition by the
               Company of all or substantially all of the Company's assets to an entity, at least sixty percent (60%) of the combined voting power of the voting  securities of which are owned by  stockholders  of the  Company  in  substantially  the  same  proportions  as their ownership of the Company immediately prior to the sale.

     m.   Potential Change in Control. A "Potential Change in Control" means any period during which any of the following circumstances exist:

          (i)  The Company enters into an agreement,  the  consummation of which would result in the  occurrence of a Change in Control;  provided that a Potential  Change in Control shall cease to exist upon the expiration or other termination of such agreement; or

          (ii) The Company or any Person publicly announces an intention to take or to  consider  taking  actions  which,  if  consummated,  would constitute a Change in Control;  provided that a Potential Change in Control  shall  cease to exist when the Company or such Person publicly announces that it no longer has such an intention; or

          (iii)Any Person who is or becomes the beneficial  owner (as defined in
               Rule  13d-3  under the 1934  Act),  directly  or  indirectly,  of securities of the Company  representing ten percent (10%) or more of the combined  voting power of the Company's  then  outstanding securities,  increases such Person's beneficial ownership of such securities by an amount equal to five percent (5%) or more of the
               combined   voting  power  of  the  Company's   then   outstanding
               securities; or

          (iv) The Board of Directors of the Company  adopts a resolution to the effect that, for purposes  hereof,  a Potential Change in Control has occurred.

          Notwithstanding anything herein to the contrary, a Potential Change in
          Control  shall  cease to exist  not  later  than the date that (i) the
          Board of Directors of the Company determines that the Potential Change in Control no longer exists, or (ii) a Change in Control occurs.

     n.   Person. "Person" has the meaning set forth in paragraph 3(a)(9) of the
          1934 Act, as modified and used in  subsections  13(d) and 14(d) of the
          1934 Act;  however,  a Person will not include the following:  (1) the
          Company or any of its  subsidiaries  or  affiliates;  (2) a trustee or other fiduciary  holding  securities under an employee benefit plan of the  Company  or  any  of  its  subsidiaries  or  affiliates;  (3)  an underwriter  temporarily holding securities pursuant to an offering of those securities;  or (4) a corporation owned, directly or indirectly,
          by  the  stockholders  of  the  Company  in  substantially   the  same
          proportions as their ownership of stock of the Company."

     IN WITNESS  WHEREOF,  the Parties have caused this Agreement to be executed as of the effective date set forth above.

CINERGY CORP.                                        Larry E. Thomas

By:
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       Jerome A. Vennemann                           Executive

By:
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       Timothy J. Verhagen